UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2014

GREAT WESTERN BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36688	47-1308512
(Commission File Number)	(IRS Employer Identification No.)

100 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of Principal Executive Offices)	(Zip Code)

(605) 334-2548

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On November 20, 2014, Great Western Bancorp, Inc. (the “Company”) announced earnings for the fourth quarter and fiscal year ended September 30, 2014. A copy of the press release relating to the Company’s earnings results is being furnished as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.01.	Regulation FD Disclosure.

The information provided under Item 2.02 of this Current Report on Form 8-K is incorporated herein by this reference. A copy of the slide presentation relating to the Company’s earnings results for use on the conference call being held for investors and analysts is being furnished as Exhibit 99.2 and is incorporated herein by this reference.

All information provided in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of the registrant dated November 20, 2014, containing financial information for the quarter and fiscal year ended September 30, 2014.

99.2	Slide presentation for conference call for investors and analysts on November 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

Date: November 20, 2014	By:	/s/ Peter Chapman
	Name:	Peter Chapman
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of the registrant dated November 20, 2014, containing financial information for the quarter and fiscal year ended September 30, 2014.

99.2	Slide presentation for conference call for investors and analysts on November 20, 2014.